Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Kristin Schultes, certify that:

1.I have reviewed this Amendment No. 1 to the annual report on Form 10-K of TIC Solutions, Inc. for the fiscal year ended December 31, 2025; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026

By:	/s/ Kristin Schultes
Kristin Schultes
Chief Financial Officer
(Principal Financil Officer)